AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2012.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligation in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended June 30,				Six months ended June 30,
		2013	2012	Change		2013	2012	Change

HIGHLIGHTS	Gross premiums written	$1,219,805	$1,014,375	20.3%		$2,966,287	$2,539,545	16.8%
	Gross premiums written - Insurance	64.0%	66.5%	(2.5)	pts	46.4%	47.2%	(0.8)	pts
	Gross premiums written - Reinsurance	36.0%	33.5%	2.5	pts	53.6%	52.8%	0.8	pts
	Net premiums written	$993,407	$801,575	23.9%		$2,563,846	$2,168,762	18.2%
	Net premiums earned	$945,873	$850,603	11.2%		$1,819,911	$1,696,968	7.2%
	Net premiums earned - Insurance	44.7%	45.4%	(0.7)	pts	45.3%	45.8%	(0.5)	pts
	Net premiums earned - Reinsurance	55.3%	54.6%	0.7	pts	54.7%	54.2%	0.5	pts
	Net income available to common shareholders	$72,447	$168,152	(56.9%)		$375,261	$290,150	29.3%
	Operating income [a]	50,045	112,832	(55.6%)		277,536	248,569	11.7%
	Reserve for losses and loss expenses	9,342,817	8,600,651	8.6%		9,342,817	8,600,651	8.6%
	Total shareholders’ equity	5,561,947	5,697,840	(2.4%)		5,561,947	5,697,840	(2.4%)

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$0.63	$1.36	(53.7%)		$3.23	$2.32	39.2%
	Diluted earnings per common share	$0.62	$1.35	(54.1%)		$3.19	$2.31	38.1%
	Operating income per common share - diluted [b]	$0.43	$0.90	(52.2%)		$2.36	$1.98	19.2%
	Weighted average common shares outstanding	115,163	123,823	(7.0%)		116,088	124,802	(7.0%)
	Diluted weighted average common shares outstanding	116,671	124,983	(6.7%)		117,660	125,825	(6.5%)
	Book value per common share	$44.22	$42.31	4.5%		$44.22	$42.31	4.5%
	Diluted book value per common share (treasury stock method)	$42.67	$40.55	5.2%		$42.67	$40.55	5.2%
	Diluted tangible book value per common share (treasury stock method) [a]	$41.88	$39.78	5.3%		$41.88	$39.78	5.3%
	Accumulated dividends paid per common share	$7.11	$6.13	16.0%		$7.11	$6.13	16.0%

FINANCIAL RATIOS	ROACE [c]	5.6%	13.0%	(7.4)	pts	14.7%	11.4%	3.3	pts
	Operating ROACE [d]	3.9%	8.7%	(4.8)	pts	10.9%	9.8%	1.1	pts
	Net loss and loss expense ratio	68.0%	55.0%	13.0	pts	59.4%	57.7%	1.7	pts
	Acquisition cost ratio	17.9%	18.4%	(0.5)	pts	17.3%	19.1%	(1.8)	pts
	General and administrative expense ratio	15.8%	18.9%	(3.1)	pts	16.0%	16.8%	(0.8)	pts
	Combined ratio	101.7%	92.3%	9.4	pts	92.7%	93.6%	(0.9)	pts

INVESTMENT DATA	Total assets	$19,846,313	$18,721,412	6.0%		$19,846,313	$18,721,412	6.0%
	Total cash and invested assets [e]	14,250,670	13,863,598	2.8%		14,250,670	13,863,598	2.8%
	Net investment income	83,112	74,449	11.6%		192,019	190,472	0.8%
	Net realized investment gains	16,235	30,405	(46.6%)		60,713	44,896	35.2%
	Total return on cash and investments [f]	(1.3%)	0.5%	(1.8)	pts	(0.7%)	2.6%	(3.3)	pts
	Return on other investments [g]	1.2%	(0.3%)	1.5	pts	5.9%	5.1%	0.8	pts
	Book yield of fixed maturities	2.6%	2.8%	(0.2)	pts	2.6%	2.8%	(0.2)	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011
UNDERWRITING REVENUES
Gross premiums written	$1,219,805	$1,746,483	$752,414	$847,686	$1,014,375	$1,046,163
Premiums ceded	(226,398)	(176,043)	(234,318)	(197,087)	(212,800)	(196,024)
Net premiums written	993,407	1,570,440	518,096	650,599	801,575	850,139

Gross premiums earned	1,139,904	1,064,930	1,068,259	1,037,600	1,019,808	1,003,613
Ceded premiums expensed	(194,031)	(190,891)	(212,210)	(175,153)	(169,205)	(163,599)
Net premiums earned	945,873	874,039	856,049	862,447	850,603	840,014
Other insurance related income	435	595	791	953	299	126
Total underwriting revenues	946,308	874,634	856,840	863,400	850,902	840,140

UNDERWRITING EXPENSES
Net losses and loss expenses	642,899	438,414	675,047	442,652	467,637	564,959
Acquisition costs	169,719	145,491	144,063	158,796	156,397	147,905
Underwriting-related general and administrative expenses [a]	123,769	119,930	112,021	106,953	107,129	98,302
Total underwriting expenses	936,387	703,835	931,131	708,401	731,163	811,166

UNDERWRITING INCOME (LOSS) [b]	9,921	170,799	(74,291)	154,999	119,739	28,974

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	83,112	108,908	86,847	103,638	74,449	100,018
Net realized investment gains	16,235	44,478	31,771	50,803	30,405	37,477
Interest expense and financing costs	(15,260)	(15,834)	(15,498)	(15,558)	(15,170)	(15,445)
Total other operating revenues	84,087	137,552	103,120	138,883	89,684	122,050

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	10,320	34,882	(21,300)	(23,927)	36,162	(18,517)
Corporate expenses [a]	(25,265)	(21,545)	(29,365)	(27,658)	(54,202)	(19,803)
Total other (expenses) revenues	(14,945)	13,337	(50,665)	(51,585)	(18,040)	(38,320)

INCOME (LOSS) BEFORE INCOME TAXES	79,063	321,688	(21,836)	242,297	191,383	112,704

Income tax (expense) benefit	4,662	(10,131)	12,026	(10,149)	(2,317)	(2,417)

NET INCOME (LOSS)	83,725	311,557	(9,810)	232,148	189,066	110,287

Preferred share dividends	(8,197)	(8,741)	(8,741)	(8,741)	(11,527)	(9,219)
Loss on repurchase of preferred shares	(3,081)	—	—	—	(9,387)	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$72,447	$302,816	$(18,551)	$223,407	$168,152	$101,068

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	68.0%	50.2%	78.9%	51.3%	55.0%	67.3%
Acquisition cost ratio	17.9%	16.6%	16.8%	18.4%	18.4%	17.6%
General and administrative expense ratio [a]	15.8%	16.2%	16.5%	15.6%	18.9%	14.0%
Combined ratio	101.7%	83.0%	112.2%	85.3%	92.3%	98.9%

Weighted average basic shares outstanding	115,163	117,022	117,918	121,127	123,823	124,132
Weighted average diluted shares outstanding	116,671	118,658	117,918	122,952	124,983	128,369
Basic earnings (loss) per common share	$0.63	$2.59	($0.16)	$1.84	$1.36	$0.81
Diluted earnings (loss) per common share	$0.62	$2.55	($0.16)	$1.82	$1.35	$0.79
ROACE (annualized)	5.6%	22.7%	(1.4%)	16.9%	13.0%	8.5%
Operating ROACE (annualized)	3.9%	17.1%	(2.1%)	15.2%	8.7%	7.0%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income (loss) is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income (loss) to the nearest GAAP financial measure (income (loss) before income taxes) are presented above.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Six months ended June 30,			Year ended December 31,
	2013	2012	2011	2012	2011
UNDERWRITING REVENUES
Gross premiums written	$2,966,287	$2,539,545	$2,594,593	$4,139,643	$4,096,153
Premiums ceded	(402,441)	(370,783)	(343,674)	(802,187)	(676,719)
Net premiums written	2,563,846	2,168,762	2,250,919	3,337,456	3,419,434

Gross premiums earned	2,204,833	2,035,180	1,948,241	4,141,037	3,973,956
Ceded premiums expensed	(384,922)	(338,212)	(320,026)	(725,574)	(658,995)
Net premiums earned	1,819,911	1,696,968	1,628,215	3,415,463	3,314,961
Other insurance related income	1,030	931	889	2,676	2,396
Total underwriting revenues	1,820,941	1,697,899	1,629,104	3,418,139	3,317,357

UNDERWRITING EXPENSES
Net losses and loss expenses	1,081,313	978,328	1,584,759	2,096,028	2,675,052
Acquisition costs	315,209	324,793	283,262	627,653	587,469
Underwriting-related general and administrative expenses	243,698	212,347	193,415	431,321	382,062
Total underwriting expenses	1,640,220	1,515,468	2,061,436	3,155,002	3,644,583

UNDERWRITING INCOME (LOSS)	180,721	182,431	(432,332)	263,137	(327,226)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	192,019	190,472	210,673	380,957	362,430
Net realized investment gains	60,713	44,896	67,621	127,469	121,439
Interest expense and financing costs	(31,095)	(30,807)	(31,305)	(61,863)	(62,598)
Total other operating revenues	221,637	204,561	246,989	446,563	421,271

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	45,201	15,715	(33,575)	(29,512)	44,582
Corporate expenses [a]	(46,810)	(72,637)	(41,210)	(129,660)	(77,089)
Total other expenses	(1,609)	(56,922)	(74,785)	(159,172)	(32,507)

INCOME (LOSS) BEFORE INCOME TAXES	400,749	330,070	(260,128)	550,528	61,538

Income tax expense	(5,469)	(5,165)	(4,126)	(3,287)	(15,233)

NET INCOME (LOSS)	395,280	324,905	(264,254)	547,241	46,305

Preferred share dividends	(16,938)	(20,746)	(18,438)	(38,228)	(36,875)
Loss on repurchase of preferred shares	(3,081)	(14,009)	—	(14,009)	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$375,261	$290,150	$(282,692)	$495,004	$9,430

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	59.4%	57.7%	97.3%	61.4%	80.7%
Acquisition cost ratio	17.3%	19.1%	17.4%	18.4%	17.7%
General and administrative expense ratio [a]	16.0%	16.8%	14.4%	16.4%	13.9%
Combined ratio	92.7%	93.6%	129.1%	96.2%	112.3%

Weighted average basic shares outstanding	116,088	124,802	118,771	122,148	122,499
Weighted average diluted shares outstanding	117,660	125,825	118,771	123,654	128,122
Basic earnings (loss) per common share	$3.23	$2.32	($2.38)	$4.05	$0.08
Diluted earnings (loss) per common share	$3.19	$2.31	($2.38)	$4.00	$0.07
ROACE [b]	14.7%	11.4%	(11.4%)	9.7%	0.2%
Operating ROACE [b]	10.9%	9.8%	(12.7%)	8.2%	(3.1%)

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the six-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended June 30, 2013			Six months ended June 30, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$781,055	$438,750	$1,219,805	$1,377,769	$1,588,518	$2,966,287
Net premiums written	559,584	433,823	993,407	992,264	1,571,582	2,563,846

Gross premiums earned	611,585	528,319	1,139,904	1,200,654	1,004,179	2,204,833
Ceded premiums expensed	(189,240)	(4,791)	(194,031)	(376,430)	(8,492)	(384,922)
Net premiums earned	422,345	523,528	945,873	824,224	995,687	1,819,911
Other insurance related income	435	—	435	1,030	—	1,030
Total underwriting revenues	422,780	523,528	946,308	825,254	995,687	1,820,941

UNDERWRITING EXPENSES
Net losses and loss expenses	330,992	311,907	642,899	548,328	532,985	1,081,313
Acquisition costs	58,749	110,970	169,719	116,009	199,200	315,209
Underwriting-related general and administrative expenses	88,526	35,243	123,769	175,415	68,283	243,698
Total underwriting expenses	478,267	458,120	936,387	839,752	800,468	1,640,220

UNDERWRITING INCOME (LOSS)	$(55,487)	$65,408	$9,921	$(14,498)	$195,219	$180,721

KEY RATIOS
Current accident year loss ratio	80.0%	66.3%	72.4%	68.0%	62.0%	64.7%
Prior period reserve development	(1.6%)	(6.7%)	(4.4%)	(1.5%)	(8.5%)	(5.3%)
Net loss and loss expense ratio	78.4%	59.6%	68.0%	66.5%	53.5%	59.4%
Acquisition cost ratio	13.9%	21.2%	17.9%	14.1%	20.0%	17.3%
Underwriting-related general and administrative expense ratio	20.9%	6.7%	13.1%	21.3%	6.9%	13.4%
Corporate expense ratio			2.7%			2.6%
Combined ratio	113.2%	87.5%	101.7%	101.9%	80.4%	92.7%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,
	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011	2013	2012

INSURANCE SEGMENT
Property	$228,741	$151,376	$148,216	$136,759	$228,962	$217,215	$380,165	$366,212
Marine	88,047	79,893	29,898	45,435	91,652	97,162	167,940	177,101
Terrorism	9,478	8,213	8,681	10,589	11,167	6,531	17,691	17,915
Aviation	12,321	3,376	29,142	16,470	15,857	19,694	15,697	19,531
Credit and political risk	19,537	10,003	26,126	4,553	5,124	11,499	29,540	8,726
Professional lines	262,611	159,809	255,891	191,882	243,258	229,546	422,373	388,861
Liability	104,952	57,811	72,834	74,642	73,810	64,137	162,762	119,220
Accident & health	55,368	126,234	9,328	49,348	5,179	36,313	181,601	102,123
TOTAL INSURANCE SEGMENT	781,055	596,715	580,116	529,678	675,009	682,097	1,377,769	1,199,689

REINSURANCE SEGMENT
Catastrophe	138,461	167,803	24,325	73,329	124,237	114,361	306,264	270,660
Property	63,457	221,876	9,991	64,717	58,604	69,079	285,333	241,050
Professional lines	57,406	90,555	90,313	50,648	47,561	56,412	147,961	160,902
Credit and surety	20,327	208,308	7,225	30,728	22,670	20,336	228,635	226,618
Motor	16,557	224,991	8,940	10,622	17,876	30,799	241,548	216,086
Liability	78,868	99,587	13,976	78,118	56,096	53,780	178,456	150,723
Agriculture	55,319	80,017	3,789	2,015	6,920	9,205	135,336	13,521
Engineering	5,741	40,912	14,033	6,745	6,783	5,130	46,653	49,819
Other	2,614	15,719	(294)	1,086	(1,381)	4,964	18,332	10,477
TOTAL REINSURANCE SEGMENT	438,750	1,149,768	172,298	318,008	339,366	364,066	1,588,518	1,339,856

CONSOLIDATED TOTAL	$1,219,805	$1,746,483	$752,414	$847,686	$1,014,375	$1,046,163	$2,966,287	$2,539,545

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011
UNDERWRITING REVENUES
Gross premiums written	$781,055	$596,715	$580,116	$529,678	$675,009	$682,097
Net premiums written	559,584	432,681	345,802	332,591	465,238	495,049

Gross premiums earned	611,585	589,071	591,310	569,710	552,045	518,929
Ceded premiums expensed	(189,240)	(187,191)	(208,425)	(171,372)	(165,465)	(159,054)
Net premiums earned	422,345	401,880	382,885	398,338	386,580	359,875
Other insurance related income	435	595	791	953	299	126
Total underwriting revenues	422,780	402,475	383,676	399,291	386,879	360,001

UNDERWRITING EXPENSES
Net losses and loss expenses	330,992	217,336	300,094	185,845	225,900	218,219
Acquisition costs	58,749	57,261	48,024	59,026	58,654	51,244
General and administrative expenses	88,526	86,889	81,591	78,029	77,770	70,229
Total underwriting expenses	478,267	361,486	429,709	322,900	362,324	339,692

UNDERWRITING INCOME (LOSS)	$(55,487)	$40,989	$(46,033)	$76,391	$24,555	$20,309

KEY RATIOS
Current accident year loss ratio	80.0%	55.5%	88.9%	54.6%	67.6%	68.1%
Prior period reserve development	(1.6%)	(1.4%)	(10.5%)	(7.9%)	(9.2%)	(7.5%)
Net loss and loss expense ratio	78.4%	54.1%	78.4%	46.7%	58.4%	60.6%
Acquisition cost ratio	13.9%	14.2%	12.5%	14.8%	15.2%	14.3%
General and administrative expense ratio	20.9%	21.6%	21.3%	19.6%	20.1%	19.5%
Combined ratio	113.2%	89.9%	112.2%	81.1%	93.7%	94.4%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011
UNDERWRITING REVENUES
Gross premiums written	$438,750	$1,149,768	$172,298	$318,008	$339,366	$364,066
Net premiums written	433,823	1,137,759	172,294	318,008	336,337	355,090

Gross premiums earned	528,319	475,859	476,949	467,890	467,763	484,684
Ceded premiums expensed	(4,791)	(3,700)	(3,785)	(3,781)	(3,740)	(4,545)
Net premiums earned	523,528	472,159	473,164	464,109	464,023	480,139
Other insurance related income	—	—	—	—	—	—
Total underwriting revenues	523,528	472,159	473,164	464,109	464,023	480,139

UNDERWRITING EXPENSES
Net losses and loss expenses	311,907	221,078	374,953	256,807	241,737	346,740
Acquisition costs	110,970	88,230	96,039	99,770	97,743	96,661
General and administrative expenses	35,243	33,041	30,430	28,924	29,359	28,073
Total underwriting expenses	458,120	342,349	501,422	385,501	368,839	471,474

UNDERWRITING INCOME (LOSS)	$65,408	$129,810	$(28,258)	$78,608	$95,184	$8,665

KEY RATIOS
Current accident year loss ratio	66.3%	57.2%	84.4%	61.6%	60.5%	77.4%
Prior period reserve development	(6.7%)	(10.4%)	(5.2%)	(6.3%)	(8.4%)	(5.2%)
Net loss and loss expense ratio	59.6%	46.8%	79.2%	55.3%	52.1%	72.2%
Acquisition cost ratio	21.2%	18.7%	20.3%	21.5%	21.1%	20.1%
General and administrative expense ratio	6.7%	7.0%	6.5%	6.3%	6.3%	5.9%
Combined ratio	87.5%	72.5%	106.0%	83.1%	79.5%	98.2%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Six months ended June 30,
	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011	2013	2012

Fixed maturities	$74,503	$69,683	$75,968	$72,251	$76,544	$89,203	$144,185	$156,181
Other investments	11,848	43,431	15,302	34,242	(2,304)	11,797	55,279	38,116
Equity securities	3,134	1,414	2,862	2,862	5,071	4,074	4,548	6,180
Cash and cash equivalents	1,265	1,267	549	708	1,663	1,502	2,533	3,271
Short-term investments	397	532	(129)	537	33	472	929	188

Gross investment income	91,147	116,327	94,552	110,600	81,007	107,048	207,474	203,936
Investment expense	(8,035)	(7,419)	(7,705)	(6,962)	(6,558)	(7,030)	(15,455)	(13,464)

Net investment income	$83,112	$108,908	$86,847	$103,638	$74,449	$100,018	$192,019	$190,472

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2013	2013	2012	2012	2012	2011
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,644,912	$11,973,364	$11,928,049	$11,794,985	$11,504,448	$10,758,157
Equity securities, available for sale, at fair value	618,795	617,436	666,548	650,168	631,731	648,264
Other investments, at fair value	962,315	972,364	843,437	838,641	798,233	623,650
Short-term investments, at fair value and amortized cost	45,904	98,964	108,860	91,814	71,277	187,601
Total investments	13,271,926	13,662,128	13,546,894	13,375,608	13,005,689	12,217,672
Cash and cash equivalents	1,116,248	856,215	850,550	869,444	872,751	1,066,540
Accrued interest receivable	95,098	95,877	97,220	95,654	97,417	97,384
Insurance and reinsurance premium balances receivable	2,166,982	2,015,578	1,474,821	1,712,025	1,888,238	1,987,615
Reinsurance recoverable on paid and unpaid losses	1,981,441	1,895,547	1,863,819	1,789,410	1,792,358	1,774,601
Deferred acquisition costs	543,069	561,417	389,248	460,661	502,413	494,147
Prepaid reinsurance premiums	331,528	300,617	315,676	293,684	271,262	245,442
Receivable for investments sold	1,399	12,546	1,254	7,375	596	3,782
Goodwill and intangible assets	91,370	97,001	97,493	98,165	98,203	103,404
Other assets	247,252	214,016	215,369	195,755	192,485	206,261
TOTAL ASSETS	$19,846,313	$19,710,942	$18,852,344	$18,897,781	$18,721,412	$18,196,848

LIABILITIES
Reserve for losses and loss expenses	$9,342,817	$9,097,703	$9,058,731	$8,751,070	$8,600,651	$8,402,612
Unearned premiums	3,209,055	3,135,610	2,454,692	2,770,889	2,958,223	2,981,817
Insurance and reinsurance balances payable	292,572	208,018	270,739	239,394	211,704	196,543
Senior notes	995,546	995,394	995,245	995,097	994,951	994,383
Payable for investments purchased	234,001	169,646	64,553	105,023	112,855	154,970
Other liabilities	210,375	215,141	228,623	180,040	145,188	133,584
TOTAL LIABILITIES	14,284,366	13,821,512	13,072,583	13,041,513	13,023,572	12,863,909

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, C and D	627,843	502,843	502,843	502,843	502,843	500,000
Common shares	2,172	2,168	2,146	2,145	2,141	2,107
Additional paid-in capital	2,213,204	2,199,092	2,179,034	2,165,478	2,153,467	2,085,215
Accumulated other comprehensive income	24,755	310,108	362,622	373,199	240,939	218,133
Retained earnings	4,813,687	4,769,764	4,497,789	4,576,381	4,383,405	3,923,395
Treasury shares, at cost	(2,119,714)	(1,894,545)	(1,764,673)	(1,763,778)	(1,584,955)	(1,395,911)
TOTAL SHAREHOLDERS’ EQUITY	5,561,947	5,889,430	5,779,761	5,856,268	5,697,840	5,332,939

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,846,313	$19,710,942	$18,852,344	$18,897,781	$18,721,412	$18,196,848

Basic common shares outstanding	111,588	116,306	117,920	117,857	122,773	125,811
Diluted common shares outstanding	115,631	120,594	122,793	122,865	128,117	131,419
Book value per common share	$44.22	$46.31	$44.75	$45.42	$42.31	$38.41
Diluted book value per common share	$42.67	$44.67	$42.97	$43.57	$40.55	$36.78
Diluted tangible book value per common share	$41.88	$43.86	$42.18	$42.77	$39.78	$35.99
Debt to total capital [a]	15.2%	14.5%	14.7%	14.5%	14.9%	15.7%
Debt and preferred equity to total capital	24.8%	21.8%	22.1%	21.9%	22.4%	23.6%

[a]	The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At June 30, 2013

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,369,338	$1,944	$(32,468)	$1,338,814	9.4%
Non-U.S. government	1,212,124	7,444	(42,619)	1,176,949	8.3%
Corporate debt	3,458,874	65,487	(44,445)	3,479,916	24.4%
Agency RMBS	2,353,080	23,441	(42,897)	2,333,624	16.4%
CMBS	769,422	11,964	(6,736)	774,650	5.4%
Non-Agency RMBS	87,243	2,395	(772)	88,866	0.6%
ABS	912,073	6,150	(6,542)	911,681	6.4%
Municipals	1,525,233	32,365	(17,186)	1,540,412	10.8%
Total fixed maturities	11,687,387	151,190	(193,665)	11,644,912	81.7%

Equity securities, available for sale
Common stocks	334,809	63,721	(8,350)	390,180	2.7%
Exchange traded funds	105,396	13,840	—	119,236	0.8%
Non-U.S. bond mutual funds	106,326	3,053	—	109,379	0.8%
Total equity securities	546,531	80,614	(8,350)	618,795	4.3%

Total available for sale investments	$12,233,918	$231,804	$(202,015)	12,263,707	86.0%

Other investments (see below)				962,315	6.8%

Short-term investments				45,904	0.3%

Total investments				13,271,926	93.1%

Cash and cash equivalents [a]				1,116,248	7.8%

Accrued interest receivable				95,098	0.7%

Net receivable/(payable) for investments sold (purchased)				(232,602)	(1.6%)

Total cash and invested assets				$14,250,670	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$397,917	41.3%
Multi-strategy funds				264,688	27.5%
Event-driven funds				192,185	20.0%
Leveraged bank loan funds				50,249	5.2%
Direct lending funds				4,232	0.5%
Collateralized loan obligations - equity tranches				53,044	5.5%
Total				$962,315	100.0%

[a]	Includes $105 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	9.4%	9.6%	9.9%	8.7%	8.2%	7.6%
Non-U.S. government	8.3%	7.7%	7.7%	8.0%	9.1%	6.8%
Corporate debt	24.4%	25.8%	26.9%	25.7%	26.3%	31.3%
MBS:
Agency RMBS	16.4%	17.6%	18.4%	21.0%	20.1%	18.8%
CMBS	5.4%	5.7%	5.8%	5.0%	4.5%	3.2%
Non-agency RMBS	0.6%	0.6%	0.7%	1.0%	1.1%	1.7%
ABS	6.4%	6.4%	4.5%	4.4%	4.8%	5.2%
Municipals	10.8%	9.5%	8.9%	9.1%	8.9%	6.1%

Total Fixed Maturities	81.7%	82.9%	82.8%	82.9%	83.0%	80.7%
Equity securities	4.3%	4.2%	4.6%	4.5%	4.6%	4.9%
Other investments	6.8%	6.7%	5.8%	5.9%	5.8%	4.7%
Short-term investments	0.3%	0.7%	0.6%	0.6%	0.5%	1.4%

Total investments	93.1%	94.5%	93.8%	93.9%	93.9%	91.7%
Cash and cash equivalents	7.8%	5.9%	5.9%	6.1%	6.2%	8.1%
Accrued interest receivable	0.7%	0.7%	0.7%	0.7%	0.7%	0.8%
Net receivable/(payable) for investments sold or purchased	(1.6%)	(1.1%)	(0.4%)	(0.7%)	(0.8%)	(0.6%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents [a]	6.9%	5.5%	6.1%	6.0%	6.2%	7.7%
U.S. government and agency	10.7%	10.9%	11.1%	9.8%	9.2%	8.5%
AAA	33.5%	37.0%	37.7%	38.9%	41.9%	39.7%
AA	13.8%	11.2%	9.5%	10.4%	8.4%	12.7%
A	17.0%	17.1%	17.3%	16.8%	16.6%	17.2%
BBB	10.7%	10.9%	11.6%	10.5%	11.2%	10.0%
Below BBB	7.4%	7.4%	6.7%	7.6%	6.5%	4.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	5.8%	6.9%	6.3%	12.4%	12.8%	13.4%
From one to five years	40.5%	38.5%	41.5%	36.8%	38.8%	38.1%
From five to ten years	17.6%	17.6%	16.2%	15.1%	13.6%	14.2%
Above ten years	0.9%	0.7%	0.8%	0.6%	0.8%	2.0%
Asset-backed and mortgage-backed securities	35.2%	36.3%	35.2%	35.1%	34.0%	32.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.6%	2.6%	2.6%	2.7%	2.8%	3.3%
Yield to maturity of fixed maturities	2.4%	1.7%	1.6%	1.4%	1.9%	2.7%
Average duration of fixed maturities	3.5 yrs	3.1 yrs	3.0 yrs	2.7 yrs	2.8 yrs	3.0 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At June 30, 2013

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$137,561		$2,635	$47,587	$29,552	$79,774	$—	$8,043	$6,580	$231,958	$3,941		$235,899
Netherlands	24,601		1,600	36,824	—	38,424	—	946	5,099	69,070	4,312		73,382
Supranational [a]	55,670		—	—	—	—	—	—	—	55,670	—		55,670
France	—		3,483	35,316	—	38,799	—	—	5,352	44,151	9,963		54,114
Luxembourg	—		—	32,423	—	32,423	—	—	—	32,423	465		32,888
Belgium	—		—	21,937	—	21,937	—	—	—	21,937	1,059		22,996
Ireland	—		—	3,046	—	3,046	—	—	5,667	8,713	2,049		10,762
Austria	5,912		—	2,707	—	2,707	—	—	—	8,619	—		8,619
Spain	—		—	5,317	—	5,317	—	—	—	5,317	641		5,958
Italy	—		—	244	—	244	—	—	—	244	—		244
Other [b]	—		—	—	—	—	—	—	—	—	109,379		109,379
Total eurozone	223,744		7,718	185,401	29,552	222,671	—	8,989	22,698	478,102	131,809		609,911
Other concentrations:
United Kingdom	172,704		7,056	162,100	12,244	181,400	—	20,440	34,458	409,002	20,581		429,583
Canada	136,073		14,238	57,067	41,095	112,400	—	—	—	248,473	11,372		259,845
Australia	160,274		7,751	39,804	—	47,555	—	—	3,264	211,093	3,385		214,478
Mexico	63,262		—	54,369	1,090	55,459	—	—	—	118,721	3,993		122,714
Other	420,892		11,933	110,974	791	123,698	—	7,650	—	552,240	116,283	[c]	668,523
Total other concentrations	953,205		40,978	424,314	55,220	520,512	—	28,090	37,722	1,539,529	155,614		1,695,143

Total Non-U.S. concentrations	1,176,949		48,696	609,715	84,772	743,183	—	37,079	60,420	2,017,631	287,423		2,305,054

United States	1,168,380	[d]	1,224,388	1,512,345	—	2,736,733	2,333,624	826,437	851,261	7,916,435	331,372	[e]	8,247,807
United States agencies	170,434		—	—	—	—	—	—	—	170,434	—		170,434
United States local governments	1,540,412		—	—	—	—	—	—	—	1,540,412	—		1,540,412
Total U.S. concentrations	2,879,226		1,224,388	1,512,345	—	2,736,733	2,333,624	826,437	851,261	9,627,281	331,372		9,958,653

Totals	$4,056,175		$1,273,084	$2,122,060	$84,772	$3,479,916	$2,333,624	$863,516	$911,681	$11,644,912	$618,795		$12,263,707

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents exchange-trade funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $254 million of common stocks of companies with the United States as their primary country of risk and $77 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At June 30, 2013

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$846,707	24.3%	5.9%
Insurance	175,194	5.0%	1.2%
Corporate/commercial finance	139,561	4.0%	1.0%
Foreign banking [a]	17,438	0.5%	0.1%
Investment brokerage	8,701	0.3%	0.1%
Total financial institutions	1,187,601	34.1%	8.3%
Communications	275,126	7.9%	1.9%
Consumer cyclical	251,725	7.2%	1.8%
Consumer non-cyclicals	236,184	6.8%	1.7%
Utilities	209,501	6.0%	1.5%
Industrials	167,399	4.8%	1.2%
Energy	99,924	2.9%	0.7%
Non-U.S. government guaranteed [b]	84,774	2.4%	0.6%
Transportation	58,557	1.7%	0.4%
Technology	52,553	1.5%	0.4%
Total investment grade	2,623,344	75.3%	18.5%

Total non-investment grade	856,572	24.7%	5.9%

Total corporate debt	$3,479,916	100.0%	24.4%

[a]	Located in Canada, New Zealand, Brazil and Japan.

[b]	Includes $30 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2013

	Amortized Cost	Net Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
CITIGROUP INC	140,729	4,303	145,032	1.2%
JP MORGAN CHASE & CO	141,248	1,221	142,469	1.2%
BANK OF AMERICA CORP	138,094	3,585	141,679	1.2%
GOLDMAN SACHS GROUP	111,023	1,922	112,945	1.0%
MORGAN STANLEY	101,731	3,154	104,885	0.9%
GENERAL ELECTRIC CO	82,897	(423)	82,474	0.7%
WELLS FARGO & COMPANY	72,334	1,611	73,945	0.6%
AMERICAN EXPRESS COMPANY	70,407	(198)	70,209	0.6%
DAIMLER AG	67,317	(253)	67,064	0.6%
FORD MOTOR COMPANY	66,110	127	66,237	0.6%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2013

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,333,624	$27,449	$574	$8,343	$7,799	$44,701	$2,422,490
Commercial MBS	—	434,627	185,300	100,229	52,667	1,827	774,650
ABS	—	590,629	232,477	28,849	53,239	6,487	911,681

Total mortgage-backed and asset-backed securities	$2,333,624	$1,052,705	$418,351	$137,421	$113,705	$53,015	$4,108,821

Percentage of total	56.8%	25.6%	10.2%	3.3%	2.8%	1.3%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$35,648	$14,286	$39,201	$21,527	$29,724	$21,398
Reinsurance	—	—	—	—	—	—
Total	$35,648	$14,286	$39,201	$21,527	$29,724	$21,398

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$635,089	$590,478	$561,652	$528,009	$533,052	$552,085
Reinsurance	—	—	—	—	—	—
Total	$635,089	$590,478	$561,652	$528,009	$533,052	$552,085

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,258,113	$1,239,615	$1,214,482	$1,194,561	$1,188,349	$1,168,450
Reinsurance	69,897	66,781	64,580	62,329	60,080	51,679
Total	$1,328,010	$1,306,396	$1,279,062	$1,256,890	$1,248,429	$1,220,129

Provision against reinsurance recoverables:
Insurance	$(17,306)	$(15,613)	$(16,096)	$(16,473)	$(18,319)	$(18,571)
Reinsurance	—	—	—	(543)	(528)	(440)
Total	$(17,306)	$(15,613)	$(16,096)	$(17,016)	$(18,847)	$(19,011)

Net reinsurance recoverables:
Insurance	$1,911,544	$1,828,766	$1,799,239	$1,727,624	$1,732,806	$1,723,362
Reinsurance	69,897	66,781	64,580	61,786	59,552	51,239
Total	$1,981,441	$1,895,547	$1,863,819	$1,789,410	$1,792,358	$1,774,601

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2013

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	1,440,059	$(24,040)	$1,416,019	73.1%	25.5%	$(12,175)	0.8%	$1,427,884
Other reinsurers balances > $20 million	172,957	(4,625)	168,332	8.7%	3.0%	(1,249)	0.7%	171,708
Other reinsurers balances < $20 million	385,731	(33,501)	352,230	18.2%	6.3%	(3,882)	1.0%	381,849
Total	$1,998,747	$(62,166)	$1,936,581	100.0%	34.8%	$(17,306)	0.9%	$1,981,441
At June 30, 2013, 99.0% (December 31, 2012: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.5%	4.7%
Lloyds of London	10.9%	3.8%
Swiss Reinsurance America Corporation	10.2%	3.6%
Partner Reinsurance Co of US	10.1%	3.5%
Berkley Insurance Company	7.7%	2.7%
Ace Property & Casualty Insurance	6.0%	2.1%
XL Reinsurance America Inc	5.2%	1.8%
Hannover Ruckversicherungs Aktiengesellschaft	3.5%	1.2%
Liberty Mutual Insurance Co.	3.2%	1.1%
Everest Reinsurance Company	2.8%	1.0%
	73.1%	25.5%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended June 30, 2013			Six months ended June 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,097,703	$(1,881,261)	$7,216,442	$9,058,731	$(1,825,617)	$7,233,114
Incurred	801,805	(158,906)	642,899	1,360,754	(279,441)	1,081,313
Paid	(506,171)	89,115	(417,056)	(935,931)	149,064	(786,867)
Foreign exchange and other	(50,520)	5,259	(45,261)	(140,737)	10,201	(130,536)

End of period [a]	$9,342,817	$(1,945,793)	$7,397,024	$9,342,817	$(1,945,793)	$7,397,024

[a]
At June 30, 2013, the gross reserve for losses and loss expenses included IBNR of $5,980 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2012, the comparable amount was $5,786 million, or 64%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2013			Six months ended June 30, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$269,569	$236,602	$506,171	$503,818	$432,113	$935,931
Reinsurance recoveries	(89,115)	—	(89,115)	(149,064)	—	(149,064)

Net losses paid	180,454	236,602	417,056	354,754	432,113	786,867

Change in:
Reported case reserves	144,059	(3,577)	140,482	193,905	(18,849)	175,056
IBNR	73,154	81,998	155,152	124,730	125,037	249,767
Reinsurance recoveries on unpaid loss and loss expense reserves	(66,675)	(3,116)	(69,791)	(125,061)	(5,316)	(130,377)

Total net incurred losses and loss expenses	$330,992	$311,907	$642,899	$548,328	$532,985	$1,081,313

Gross reserve for losses and loss expenses	$4,771,435	$4,571,382	$9,342,817	$4,771,435	$4,571,382	$9,342,817

Net favorable prior year reserve development	$6,693	$35,422	$42,115	$12,290	$84,323	$96,613

Key Ratios

Net paid to net incurred percentage	54.5%	75.9%	64.9%	64.7%	81.1%	72.8%

Net paid losses / Net premiums earned	42.7%	45.2%	44.1%	43.0%	43.4%	43.2%
Change in net loss and loss expense reserves / Net premiums earned	35.7%	14.4%	23.9%	23.5%	10.1%	16.2%
Net loss and loss expense ratio	78.4%	59.6%	68.0%	66.5%	53.5%	59.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011

Gross losses paid	$269,569	$234,250	$250,927	$208,617	$245,704	$199,117
Reinsurance recoveries	(89,115)	(59,950)	(87,520)	(75,749)	(70,266)	(45,322)

Net losses paid	180,454	174,300	163,407	132,868	175,438	153,795

Change in:
Reported case reserves	144,059	49,847	199,775	27,634	53,570	73,868
IBNR	73,154	51,575	(9,596)	24,796	23,814	75,879
Reinsurance recoveries on unpaid loss and loss expense reserves	(66,675)	(58,386)	(53,492)	547	(26,922)	(85,323)

Total net incurred losses and loss expenses	$330,992	$217,336	$300,094	$185,845	$225,900	$218,219

Gross reserve for losses and loss expenses	$4,771,435	$4,579,672	$4,492,553	$4,302,340	$4,238,463	$4,026,267

Net favorable prior year reserve development	$6,693	$5,598	$40,353	$31,566	$35,394	$26,754

Key Ratios

Net paid to net incurred percentage	54.5%	80.2%	54.5%	71.5%	77.7%	70.5%

Net paid losses/Net premiums earned	42.7%	43.4%	42.7%	33.4%	45.4%	42.7%
Change in net loss and loss expense reserves / Net premiums earned	35.7%	10.7%	35.7%	13.3%	13.1%	17.9%
Net loss and loss expense ratio	78.4%	54.1%	78.4%	46.7%	58.4%	60.6%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011

Gross losses paid	$236,602	$195,510	$284,517	$220,024	$240,991	$176,729
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	236,602	195,510	284,517	220,024	240,991	176,729

Change in:
Reported case reserves	(3,577)	(15,273)	38,303	(4,092)	29,106	214,366
IBNR	81,998	43,041	54,928	42,580	(25,695)	(42,207)
Reinsurance recoveries on unpaid loss and loss expense reserves	(3,116)	(2,200)	(2,795)	(1,705)	(2,665)	(2,148)

Total net incurred losses and loss expenses	$311,907	$221,078	$374,953	$256,807	$241,737	$346,740

Gross reserve for losses and loss expenses	$4,571,382	$4,518,031	$4,566,178	$4,448,730	$4,362,188	$4,376,345

Net favorable prior year reserve development	$35,422	$48,901	$24,213	$28,865	$39,218	$24,796

Key Ratios

Net paid to net incurred percentage	75.9%	88.4%	75.9%	85.7%	99.7%	51.0%

Net paid losses / Net premiums earned	45.2%	41.4%	60.1%	47.4%	51.9%	36.8%
Change in net loss and loss expense reserves / Net premiums earned	14.4%	5.4%	19.1%	7.9%	0.2%	35.4%
Net loss and loss expense ratio	59.6%	46.8%	79.2%	55.3%	52.1%	72.2%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2013

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$507	$716	$981
Northeast	U.S. Hurricane	79	223	435
Mid-Atlantic	U.S. Hurricane	145	397	829
Gulf of Mexico	U.S. Hurricane	345	508	848
California	Earthquake	371	531	758
Europe	Windstorm	315	414	529
Japan	Earthquake	233	313	581
Japan	Windstorm	88	150	205
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2013. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Net income available to common shareholders	$72,447	$168,152	$375,261	$290,150

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	115,163	123,823	116,088	124,802
Dilutive share equivalents:
Stock compensation plans	1,508	1,160	1,572	1,023
Weighted average shares outstanding - diluted	116,671	124,983	117,660	125,825

EARNINGS PER COMMON SHARE
Basic	$0.63	$1.36	$3.23	$2.32
Diluted	$0.62	$1.35	$3.19	$2.31

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q2 2011

Net income (loss) available to common shareholders	$72,447	$302,816	$(18,551)	$223,407	$168,152	$101,068

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	116,306	117,920	117,857	122,773	125,365	113,902
Shares issued, including those sourced from treasury [a]	404	1,755	88	311	60	11,917
Shares repurchased for treasury	(5,122)	(3,369)	(25)	(5,227)	(2,652)	(8)
Common shares - at end of period	111,588	116,306	117,920	117,857	122,773	125,811

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	115,163	117,022	117,918	121,127	123,823	124,132
Dilutive share equivalents: [b]
Warrants	—	—	—	—	—	2,915
Stock compensation plans	1,508	1,636	—	1,825	1,160	1,322
Weighted average shares outstanding - diluted	116,671	118,658	117,918	122,952	124,983	128,369

EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.63	$2.59	($0.16)	$1.84	$1.36	$0.81
Diluted	$0.62	$2.55	($0.16)	$1.82	$1.35	$0.79

[a]	The cashless exercise of warrants resulted in the issuance of 11,853 shares during the second quarter of 2011.

[b]	Due to the net loss incurred in the three months ended December 31, 2012, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$45.78

Book value per common share		$4,934,104	111,588	$44.22

Dilutive securities: [b]
Restricted stocks			2,672	(1.04)
Options	$28.55		143	(0.05)
Restricted and phantom stock units			1,228	(0.46)
Diluted book value per common share		$4,934,104	115,631	$42.67

	At December 31, 2012

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$34.64

Book value per common share		$5,276,918	117,920	$44.75

Dilutive securities:
Restricted stocks			4,281	(1.57)
Options	$28.74		157	(0.05)
Restricted and phantom stock units			435	(0.16)
Diluted book value per common share		$5,276,918	122,793	$42.97

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

OPERATING INCOME
	Quarter ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Net income available to common shareholders	$72,447	$168,152	$375,261	$290,150
Adjustment for:
Net realized investment gains	(16,235)	(30,405)	(60,713)	(44,896)
Associated tax impact	1,631	1,551	5,039	4,832
Foreign exchange gains	(10,320)	(36,162)	(45,201)	(15,715)
Associated tax impact	(559)	309	69	189
Loss on repurchase of preferred shares	3,081	9,387	3,081	14,009
Associated tax impact	—	—	—	—
Operating income	$50,045	$112,832	$277,536	$248,569

Net earnings per share - diluted	$0.62	$1.35	$3.19	$2.31
Adjustment for:
Net realized investment gains	(0.14)	(0.24)	(0.52)	(0.36)
Associated tax impact	0.01	0.01	0.04	0.04
Foreign exchange gains	(0.09)	(0.29)	(0.38)	(0.12)
Associated tax impact	—	—	—	—
Loss on repurchase of preferred shares	0.03	0.07	0.03	0.11
Associated tax impact	—	—	—	—
Operating income per share - diluted	$0.43	$0.90	$2.36	$1.98

Weighted average common shares and common share equivalents - diluted	116,671	124,983	117,660	125,825

Average common shareholders' equity	5,160,346	5,172,088	5,105,511	5,069,538

Annualized return on average common equity	5.6%	13.0%	14.7%	11.4%

Annualized operating return on average common equity	3.9%	8.7%	10.9%	9.8%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2013	2013	2012	2012	2012	2011
Common shareholders' equity	$4,934,104	$5,386,587	$5,276,918	$5,353,425	$5,194,997	$4,832,939
Less: goodwill and intangible assets	(91,370)	(97,001)	(97,493)	(98,165)	(98,203)	(103,404)
Tangible common shareholders' equity	$4,842,734	$5,289,586	$5,179,425	$5,255,260	$5,096,794	$4,729,535

Outstanding diluted common shares net of treasury shares	115,631	120,594	122,793	122,865	128,117	131,419

Diluted book value per common share	$42.67	$44.67	$42.97	$43.57	$40.55	$36.78

Diluted tangible book value per common share	$41.88	$43.86	$42.18	$42.77	$39.78	$35.99

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income (loss) to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' section of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' section of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income (loss)" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange losses (gains) on our available-for-sale investments in other comprehensive income and foreign exchange losses (gains) realized upon the sale of these investments in net realized investment gains (losses). These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange losses (gains) reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange losses (gains) in isolation are not a fair representation of the performance of our business.

Losses on repurchase of preferred shares arise from capital transactions and, therefore, are not reflective of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons.

Consolidated Underwriting Income (Loss)/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income (loss) for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange losses (gains) in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income (loss). We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.